Exhibit 10.2
FIRST AMENDMENT AGREEMENT
     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 29th day of January, 2010, among:
     (a) GIBRALTAR INDUSTRIES, INC., a Delaware corporation (“Gibraltar”);
     (b) GIBRALTAR STEEL CORPORATION OF NEW YORK, a New York corporation (“GSNY” and, together with Gibraltar, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);
     (e) JPMORGAN CHASE BANK, N.A. and BMO CAPITAL MARKETS FINANCING, INC, as co-syndication agents; and
     (f) HSBC BANK USA, NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY, as co-documentation agents.
     WHEREAS, Borrowers, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of July 24, 2009, that provides, among other things, for loans and letters of credit aggregating Two Hundred Fifty-Eight Million Seven Hundred Thirty Thousand Dollars ($258,730,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers prepaid the Term Loan in full on October 30, 2009;
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and the Lenders agree as follows:

     1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Total Commitment Amount” therefrom and to insert in place thereof the following:
     “Total Commitment Amount” means an amount equal to the Maximum Revolving Amount; provided that, for the purposes of determining the Total Commitment Amount, Agent may, in its discretion, calculate the Dollar Equivalent of any Alternate Currency Loan on any Business Day selected by Agent.
     2. Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “Gibraltar Strip Steel” means Gibraltar Strip Steel, Inc., a Delaware corporation.
     “Processed Metal Products Disposition” means the sale by Gibraltar, GSNY and certain other Credit Parties of certain of their respective assets, that are listed on Exhibit A hereto, relating to the operation of their “Processed Metal Products” business, pursuant to the Processed Metal Products Disposition Documents.
     “Processed Metal Products Disposition Date” means the date that the Processed Metal Products Disposition is consummated, pursuant to the Processed Metal Products Disposition Documents.
     “Processed Metal Products Disposition Documents” means the documents (other than Loan Documents), to which Gibraltar, GSNY and certain other Credit Parties, or any of them, are a signatory, that are executed and delivered in connection with the Processed Metal Products Disposition, including, but not limited to, the Processed Metal Products Purchase Agreement.
     “Processed Metal Products Purchase Agreement” means an Asset Purchase Agreement, dated after January 25, 2010, but on or prior to February 28, 2010, among Gibraltar, GSNY, certain other Credit Parties, and one or more Persons that will purchase the assets in the Processed Metal Products Disposition.
     3. Addition to Merger and Sale of Asset Covenant Provisions. Section 5.12 of the Credit Agreement is hereby amended to add the following new subsection (j) at the end thereof:
     (j) if no Default or Event of Default shall have occurred and be continuing or would result therefrom, Gibraltar, GSNY and one or more other Credit Parties may consummate the Processed Metal Products Disposition, provided that:
     (i) the gross cash proceeds of the Processed Metal Products Disposition (prior to any net working capital adjustment set forth in the Processed Metal Products Purchase Agreement) are no less than Forty-

2

Five Million Dollars (45,000,000), less any accounts receivable, up to an aggregate amount of Twenty-Four Million Dollars ($24,000,000), that are retained by Borrowers pursuant to the Processed Metal Products Purchase Agreement; and
     (ii) one hundred percent (100%) of the Net Cash Proceeds from the Processed Metal Products Disposition shall be applied to the Revolving Loans, with such payment first to be applied to the outstanding Base Rate Loans and then to the outstanding Eurodollar Loans.
     4. Amendment to Schedules. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.
     5. Amendment to Schedules After the Processed Metal Products Disposition Date. Upon the delivery by Borrowers of the updated Schedules to the Credit Agreement pursuant to Section 7 hereof, the Credit Agreement shall be amended to delete Schedule 2 (Guarantors of Payment), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts) therefrom and to insert in place thereof, respectively, a new Schedule 2, Schedule 4, Schedule 5, Schedule 6.1, Schedule 6.9, Schedule 6.17 and Schedule 6.19.
     6. Closing Deliveries. Concurrently with the execution of this Amendment, Borrowers shall:
     (a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and
     (b) pay all legal fees and expenses of Agent in connection with this Amendment.
     7. Required Deliveries After the Processed Metal Products Disposition Date. Within ten days after the Processed Metal Products Disposition Date, Borrower shall deliver to Agent the following replacement Schedules to the Credit Agreement, in each case to be in form and substance acceptable to Agent and giving effect to the Processed Metal Products Disposition: Schedule 2 (Guarantors of Payment), Schedule 4 (Real Property), Schedule 5 (Pledged Securities), Schedule 6.1 (Corporate Existence; Subsidiaries; Foreign Qualification), Schedule 6.9 (Locations), Schedule 6.17 (Intellectual Property) and Schedule 6.19 (Deposit Accounts).
     8. Representations and Warranties. Borrowers hereby represent and warrant to Agent and the Lenders that (a) Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of

3

Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true an correct in all material respects as of such earlier date); (f) Borrowers are not aware of any claim or offset against, or defense or counterclaim to, Borrowers’ obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrowers in every respect, enforceable in accordance with its terms.
     9. Waiver and Release. Borrowers, by signing below, hereby waive and release Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     10. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     11. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     13. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     14. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.
[Remainder of page intentionally left blank.]

4

     JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

GIBRALTAR INDUSTRIES, INC.
By:	/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Chief Financial Officer

GIBRALTAR STEEL CORPORATION OF NEW YORK
By:	/s/ Kenneth W. Smith
	Name:	Kenneth W. Smith
	Title:	Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Timothy W. Kenealy
	Name:	Timothy W. Kenealy
	Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Documentation Agent and a Lender
By:	/s/ Catharine Ackerson
	Name:	Catharine Ackerson
	Title:	Assistant Vice President

Signature Page 1 of 3 to
First Amendment Agreement

JPMORGAN CHASE BANK, N.A., as a Co-Syndication Agent and a Lender
By:	/s/ Lavca Eisenberg
	Name:	Lavca Eisenberg
	Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC., as a Co-Syndication Agent and a Lender
By:	/s/ Stephanie J. Slavkin
	Name:	Stephanie J. Slavkin
	Title:	Vice President

HARRIS N.A., as a Fronting Lender
By:	/s/ Stephanie J. Slavkin
	Name:	Stephanie J. Slavkin
	Title:	Vice President

HSCB BANK USA, NATIONAL ASSOCIATION, as a Co-Documentation Agent and a Lender
By:	/s/ Edward Chonko
	Name:	Edward Chonko
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Michael R. Nowicki
	Name:	Michael R. Nowicki
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as successor to National City Bank, as a Lender
By:	/s/ James F. Stevenson
	Name:	James F. Stevenson
	Title:	SR. Vice President

Signature Page 2 of 3 to
First Amendment Agreement

US BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ David Kopolow
	Name:	David Kopolow
	Title:	SVP

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

CITIBANK, N.A., as a Lender
By:	/s/ Paul Burroughs
	Name:	Paul Burroughs
	Title:	Vice-President

COMERICA BANK, as a Lender
By:	/s/ Scott M. Kowalski
	Name:	Scott M. Kowalski
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ James F. Stevenson
	Name:	JAMES F. STEVENSON
	Title:	SR. VICE PRESIDENT

Signature Page 3 of 3 to
First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement, dated as of January 29, 2010. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

AIR VENT INC.		ALABAMA METAL INDUSTRIES CORPORATION

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

APPLETON SUPPLY CO., INC.		CLEVELAND PICKLING, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

CONSTRUCTION METALS, LLC		DIAMOND PERFORATED METALS, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

Signature Page 1 of 2 to
Acknowledgment and Agreement

DRAMEX INTERNATIONAL INC		FLORENCE CORPORATION

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

FLORENCE CORPORATION OF KANSAS		GIBRALTAR INTERNATIONAL, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

GIBRALTAR STRIP STEEL, INC.		K & W METAL FABRICATORS, LLC

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

NOLL/NORWESCO, LLC		SEA SAFE, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

SOLAR GROUP, INC.		SOLAR OF MICHIGAN, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

SOUTHEASTERN METALS MANUFACTURING COMPANY, INC.		UNITED STEEL PRODUCTS COMPANY, INC.

By:	/s/ Kenneth W. Smith	By:	/s/ Kenneth W. Smith
	Name: Kenneth W. Smith		Name: Kenneth W. Smith
	Title: Chief Financial Officer		Title: Chief Financial Officer

Signature Page 2 of 2 to
Acknowledgment and Agreement

SCHEDULE 1
COMMITMENT OF LENDERS

	COMMITMENT	REVOLVING
	PERCENTAGE	CREDIT
	FOR REVOLVING	COMMITMENT
REVOLVING LENDERS	LENDERS	AMOUNT
KeyBank National Association	12.00%	$24,000,000.00
Manufacturers and Traders Trust Company	10.13%	$20,266666.67
JPMorgan Chase Bank, N.A.	9.33%	$18,666,666.67
BMO Capital Markets Financing, Inc. (through Harris N.A., as a Fronting Lender)	9.33%	$18,666,666.67
HSBC Bank USA, National Association	9.33%	$18,666,666.67
Bank of America, N.A. (successor by merger to Fleet National Bank)	9.33%	$18,666,666.67
PNC Bank, National Association (successor to National City Bank)	9.33%	$18,666,666.67
US Bank, National Association	8.80%	$17,600,000.00
RBS Citizens, National Association	6.69%	$13,333,333.33
Citibank, N.A.	6.13%	$12,266,666.65
Comerica Bank	5.60%	$11,200,000.00
PNC Bank, National Association	4.00%	$8,000,000.00
Maximum Revolving Amount	100%	$200,000,000.00

Total Commitment Amount			$200,000,000

S-1

SCHEDULE 2
GUARANTORS OF PAYMENT
Air Vent Inc., a Delaware corporation
Alabama Metal Industries Corporation, a Delaware corporation
Appleton Supply Co., Inc., a Delaware corporation
Construction Metals, LLC, a California limited liability company
Diamond Perforated Metals, Inc., a California corporation
Dramex International Inc., a Delaware corporation
Florence Corporation, an Illinois corporation
Florence Corporation of Kansas, a Kansas corporation
Gibraltar International, Inc., a Delaware corporation
Gibraltar Strip Steel, Inc., a Delaware corporation
K & W Metal Fabricators, LLC, a Colorado limited liability company
Noll/Norwesco, LLC, a Delaware limited liability company
Sea Safe, Inc., a Louisiana corporation
Solar Group, Inc., a Delaware corporation
Solar of Michigan, Inc., a Delaware corporation
Southeastern Metals Manufacturing Company, Inc., a Florida corporation
United Steel Products Company, Inc., a Minnesota corporation

SCHEDULE 4
REAL PROPERTY
The following parcels of real property owned by the Borrowers and/or the Subsidiaries that are subject to a Deed of Trust as required pursuant to the terms of the Agreement:
(a)	3011 70th Avenue East, Fife Washington 98424

(b)	1320 Performance Drive, Stockton, California 95206

(c)	107 Fellowship Road, Taylorville, Mississippi 39168

SCHEDULE 5
PLEDGED SECURITIES

		Total
		Shares/Equity	Ownership
		Interests	Percentage	Certificate No.	% of Interest
Credit Party	Issuer	Outstanding	of the Pledgor	(if any)	Pledged
Gibraltar Steel Corporation of New York	Air Vent Inc.	249	100%	7	100%

Gibraltar Steel Corporation of New York	Gibraltar International, Inc.	100	100%	1	100%

Gibraltar Steel Corporation of New York	Solar of Michigan, Inc.	100	100%	1	100%

Gibraltar Steel Corporation of New York	Southeastern Metals Manufacturing Company, Inc.	252,021.7891	100%	217	100%

Gibraltar Steel Corporation of New York	United Steel Products Company, Inc.	41,300 shares Class A voting common stock	100%	170	100%
		348,314 shares of Class B non-voting
		common stock		221

Gibraltar Steel Corporation of New York	Gibraltar Strip Steel, Inc.	5 shares of Class A	100%	21	100%
		5 shares of Class B		22

Gibraltar Steel Corporation of New York	Renown Specialties Company Ltd.**	100 shares	100%	C-4	*
				C-5

		Total
		Shares/Equity	Ownership
		Interests	Percentage	Certificate No.	% of Interest
Credit Party	Issuer	Outstanding	of the Pledgor	(if any)	Pledged
Gibraltar Steel Corporation of New York	GSC Flight Services Corp.	100 shares	100%	1	100%

Gibraltar Industries, Inc.	Alabama Metal Industries Corporation	100	100%	27	100%

Gibraltar Industries, Inc.	Appleton Supply Co., Inc.	1,000	100%	1	100%

Gibraltar Industries, Inc.	Dramex International Inc.	827,000	100%	6	100%

Gibraltar Industries, Inc.	Florence Corporation	2,440	100%	182	100%

Gibraltar Industries, Inc.	Gibraltar Steel Corporation of New York	101	100%	C-24	100%

Gibraltar Industries, Inc.	Solar Group, Inc.	1,000	100%	1	100%

Gibraltar Industries, Inc.	Gibraltar Industries Germany GmbH**	€25,000	100%	None	*

Gibraltar Industries, Inc.	Gibraltar Industries (UK) Limited**	1 Ordinary Share	100%	2	*

Member: Southeastern Metals Manufacturing Company, Inc.	Construction Metals, LLC	100%	100%	None	100%

Member: Southeastern Metals Manufacturing Company, Inc.	K & W Metal Fabricators, LLC	100%	100%	None	100%

		Total
		Shares/Equity	Ownership
		Interests	Percentage	Certificate No.	% of Interest
Credit Party	Issuer	Outstanding	of the Pledgor	(if any)	Pledged
Member: Southeastern Metals Manufacturing Company, Inc.	Noll/Norwesco, LLC	100%	100%	1	100%

Alabama Metal Industries Corporation	Diamond Perforated Metals, Inc.	1,000,000	100%	7	100%

Alabama Metal Industries Corporation	Sea Safe, Inc.	15,008 Common Stock	100%	56	100%

Alabama Metal Industries Corporation	AMICO Canada, Inc.**	1,750,000	100%	C-1	*

Florence Corporation	Florence Corporation of Kansas	2,490	100%	1	100%

*	100% of non-voting shares and equity interests and 65% of voting shares or equity interest constitute Pledged Securities

**	Foreign Subsidiaries

SCHEDULE 6.1
CORPORATE EXISTENCE; SUBSIDIARIES; FOREIGN QUALIFICATIONS
1. The following list identifies the jurisdiction of organization/formation and each jurisdiction in which any Company is qualified to do business:

	Jurisdiction of	Jurisdictions
	Organization/	Where Entity is Qualified
Company	Formation	to Do Business
Air Vent Inc.	Delaware	Illinois Iowa Massachusetts Mississippi Missouri North Carolina Texas

Alabama Metal Industries Corporation	Delaware	Alabama California Colorado Florida Illinois Mississippi Missouri Ohio South Carolina Texas Utah Washington

Appleton Supply Co., Inc.	Delaware	Michigan Wisconsin

	Jurisdiction of	Jurisdictions
	Organization/	Where Entity is Qualified
Company	Formation	to Do Business
Construction Metals, LLC	California	Arizona Colorado Nevada Utah Washington

Diamond Perforated Metals, Inc.	California	None

Dramex International Inc.	Delaware	California Louisiana Ohio

Florence Corporation	Illinois	None

Florence Corporation of Kansas	Kansas	Maryland Utah

Gibraltar Industries, Inc.	Delaware	New York

Gibraltar International, Inc.	Delaware	None

Gibraltar Steel Corporation of New York	New York	Georgia Indiana Michigan Ohio Texas

Gibraltar Strip Steel, Inc.	Delaware	Michigan New York Ohio Texas

	Jurisdiction of	Jurisdictions
	Organization/	Where Entity is Qualified
Company	Formation	to Do Business
K & W Metal Fabricators, LLC	Colorado	California Hawaii Nebraska Utah Washington

Noll/Norwesco, LLC	Delaware	California Oregon Washington

Sea Safe, Inc.	Louisiana	Illinois Texas

Solar Group, Inc.	Delaware	Mississippi Texas North Carolina

Solar of Michigan, Inc.	Delaware	Michigan

Southeastern Metals Manufacturing Company, Inc.	Florida	New Mexico Tennessee Texas

United Steel Products Company, Inc.	Minnesota	California Florida New Jersey North Carolina Texas

GSC Flight Services Corp.*	New York	None

	Jurisdiction of	Jurisdictions
	Organization/	Where Entity is Qualified
Company	Formation	to Do Business
Renown Specialties Company Ltd.**	Ontario, Canada	Alberta
British Columbia
Manitoba
New Brunswick
Newfoundland and Labrador
Nova Scotia
Prince Edward Island
Quebec
Saskatchewan

Gibraltar Industries Germany GmbH**	Germany	None

Gibraltar Industries (UK) Limited**	United Kingdom	None

AMICO Canada, Inc.**	Canada	British Columbia Ontario Quebec

Dramex Expanded Metal Limited**	United Kingdom	None

Expamet Polska sp.zo.o**	Poland	None

Sorst Streckmetall GmbH**	Germany	None

The Expanded Metal Company Limited**	United Kingdom	None
2. The following Subsidiaries are wholly-owned directly by Gibraltar Steel Corporation of New York which, in turn, is wholly-owned by Gibraltar Industries, Inc.:
Air Vent Inc.
Gibraltar International, Inc.*
Gibraltar Strip Steel, Inc.
GSC Flight Services Corp.*
Renown Specialties Company Ltd.**
Solar of Michigan, Inc.*

Southeastern Metals Manufacturing Company, Inc.
United Steel Products Company, Inc.
3. The following Subsidiaries are directly and wholly-owned by Gibraltar Industries, Inc.
Gibraltar Steel Corporation of New York
Alabama Metal Industries Corporation
Appleton Supply Co., Inc.
Dramex International Inc.
Gibraltar Industries Germany GmbH**
Gibraltar Industries (UK) Limited**
Florence Corporation
Solar Group, Inc.
4. The following Subsidiaries are wholly-owned directly by Alabama Metal Industries Corporation which, in turn, is wholly-owned by Gibraltar Industries, Inc.:
AMICO Canada, Inc.**
Diamond Perforated Metals, Inc.
Sea Safe, Inc.
5. The remainder of the Subsidiaries are owned as follows:

Subsidiary	Direct Ownership	Indirect Ownership
Construction Metals LLC	Southeastern Metals Manufacturing Company, Inc. – 100%	GSCNY – 100%

Dramex Expanded Metal Limited**	Gibraltar Industries (UK) Limited** – 100%	GII – 100%

Expamet Polska sp.zo.o**	The Expanded Metal Company Limited** – 100%	GII – 100%

Florence Corporation of Kansas	Florence Corporation – 100%	GII – 100%

K&W Metal Fabricators, LLC	Southeastern Metals Manufacturing Company, Inc. – 100%	GSCNY – 100%

Noll/Norwesco, LLC	Southeastern Metals Manufacturing Company, Inc. – 100%	GSCNY – 100%

Sorst Streckmetall GmbH**	Gibraltar Industries Germany GmbH** – 100%	GII – 100%

The Expanded Metal Company Limited**	Gibraltar Industries (UK) Limited** – 100%	GII – 100%

*	Non-Material Subsidiaries

**	Foreign Subsidiaries

GSCNY= Gibraltar Steel Corporation of New York

GII = Gibraltar Industries, Inc.
6. The principal place of business and the chief executive office for the Borrowers, each Subsidiary Guarantor and each Foreign Subsidiary is 3556 Lake Shore Road Buffalo, New York 14219.

SCHEDULE 6.5
REAL ESTATE OWNED BY THE COMPANIES
See attached.

SCHEDULE 6.5
Gibraltar Industries, Inc.
Owned Real Property

			State/		Owned/
Business Unit	Use	City	Country	ZIP Code	Leased	County
PROCESSED METALS GROUP

Gibraltar Strip Steel	Plant & Office	Buffalo	New York	14225	Owned	Erie

BUILDING PRODUCTS GROUP
Air Vent	Plant	Clinton	Iowa	52732	Owned	Clinton
Air Vent	Plant	Enterprise	Mississippi	39330	Owned	Clarke
Air Vent	Plant	Lincolnton	North Carolina	28092	Owned	Lincoln
Air Vent	Plant	Orrick	Missouri	64077	Owned	Ray
AMICO	Plant & Office	Birmingham	Alabama	35208	Owned	Jefferson
AMICO	Plant	Birmingham	Alabama	35204	Owned	Jefferson
AMICO	Plant	Fontana	California	92335	Owned	San Bernardino
AMICO	Plant	Visalia	California	93291	Owned	Tulare
AMICO	Plant & Office	Iberville, QC	Canada	J2X 4J5	Owned	N/A
AMICO	Plant	Lakeland	Florida	33801	Owned	Polk
AMICO	Plant	Lafayette	Louisiana	70508	Owned	Lafayette
AMICO	Warehouse	Jackson	Mississippi	39209	Owned	Hinds
AMICO	Plant & Office	Youngstown	Ohio	44512	Owned	Mahoning
AMICO	Plant	Dayton	Texas	77535	Owned	Liberty
AMICO	Plant	Orem	Utah	84059	Owned	Utah
AMICO	Parking Lot	Orem	Utah	84059	Owned	Utah
Appleton	Plant & Office	Appleton	Wisconsin	54914	Owned	Outagamie
Appleton	Warehouse	Appleton	Wisconsin	54914	Owned	Outagamie
CMI	Warehouse	Stockton	California	95206	Owned	San Joaquin

Gibraltar Industries, Inc.
Owned Real Property

			State/		Owned/
Business Unit	Use	City	Country	ZIP Code	Leased	County
SEMCO	Plant & Office	Fife	Washington	98424	Owned	Pierce
Florence	Plant & Office	Manhattan	Kansas	66503	Owned	Riley
Noll/Norwesco	Plant & Office	Stockton	California	95206	Owned	San Joaquin
Noll/Norwesco	Plant & Office	Portland	Oregon	97216	Owned	Multnomah
Noll/Norwesco	Plant & Office	Fife	Washington	98424	Owned	Pierce
SOLAR	Plant & Office	Coopersville	Michigan	49404	Owned	Ottawa
SOLAR	Plant & Office	Taylorsville	Mississippi	39168	Owned	Smith
SOLAR	Warehouse	Taylorsville	Mississippi	39168	Owned	Smith
USP	Plant & Office	Largo	Florida	33773	Owned	Pinellas
USP	Plant & Office	Montgomery	Minnesota	56069	Owned	Le Sueur

SCHEDULE 6.9
LOCATIONS
1.	See attached list for locations currently leased and/or owned by a Credit Party, where inventory is currently located.

2.	The following list provides for third-party locations where inventory is currently held:

Description of
Assets and Nature
Credit Party	Name of Third Party	Address	of Relationship
Southeastern Metals Manufacturing Company, Inc. (under the assumed name DOT Metal Products, Inc.)	PCI Logistics	1755 Federal Rd. Houston, TX 77015	Inventory warehouse*

Air Vent, Inc.	Pellams Warehouse	917 Parkway Grand Prarie, TX 75051	Inventory warehouse*

Air Vent, Inc.	Custom Mfg. Co.	5501 S Lamar Dallas, TX 75215	Outside processor*

Solar Group, Inc	Boswell Retardation Center	P.O. Box 128 Magge, MS 39111	Outside processor*

Solar Group, Inc	Pine Belt Industries	5370 Highway 42 Hattiesburg, MS 39401	Outside processor*

Solar Group, Inc	You Yih	Taiwan	Outside processor*

Florence Corporation	Van Am Tool & Engineering	5025 Easion Road St. Joseph, MO 64507	Outside processor*

Florence Corporation	Bennet Packaging	220 N.W Space Center Rd Lee’s Summit, MO 64064	Outside processor*

Florence Corporation	Stemar Industries	116 Kean Street W Bablyon, NY 11704	Outside processor*

Florence Corporation	Abco Die Casters	39 Tompkins Rd Newark, NJ 07114	Outside processor*

Description of
Assets and Nature
Credit Party	Name of Third Party	Address	of Relationship
Florence Corporation	A&E Custom Manufacturing	3150 Chrysler Road Kansas City, KS 66115	Outside processor*

Florence Corporation	BMS Logistics	3601 S Leonard Rd St. Joseph, MO 64503	Outside processor*

Southeastern Metals Manufacturing Company, Inc. (under the assumed name DOT Metal Products, Inc.)	Coilplus-Texas	6610 Railway San Antonio, Texas 78244	Outside processor

Southeastern Metals Manufacturing Company, Inc. (under the assumed name DOT Metal Products, Inc.)	PreCoat	16402 Jacinto Port Blvd Houston, TX 77015	Outside processor*

Southeastern Metals Manufacturing Company, Inc. (under the assumed name DOT Metal Products, Inc.)	RollCoater	4502 Freedom Way Weirton, WV 26062	Outside processor*

Southeastern Metals Manufacturing Company, Inc. (under the assumed name DOT Metal Products, Inc.)	Curtis Steel	6504 Hurst Houston, TX 77088	Outside processor*

Description of
Assets and Nature
Credit Party	Name of Third Party	Address	of Relationship
Appleton Supply Company, Inc	Wismarq	11440 W. Addison Ave Franklin Park, IL 60131	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	Toll/Pride	Union Corrections 7819 NW 228 Str Rayford, FL 32026	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	PreCoat	3399 Davey Allison Blvd Hueytown, AL 35023	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	JM Steel	1050 N Steel Circle Huger, SC 29450	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	Parliament	3031 Westside Blvd Jacksonville, FL 32209	Outside processor*

Southeastern Metals Manufacturing Company, Inc.	Chicago Aluminum	Jupiter Aluminum Corp 1745 165th Str Hammond, In 46320	Outside processor*

Alabama Metal Industries Corporation	Marleau Hercules	4333 N. Detroit Ave Toledo, OH 43612	Outside processor*

Alabama Metal Industries Corporation	Monarch Steel	1425 Red Hat Rd Decatur, AL 35601	Outside processor*

Alabama Metal Industries Corporation	Ferraloy	1425 Red Hat Rd Decatur, AL 35601	Outside processor*

Alabama Metal Industries Corporation	B.L. Downey	2125 Gardner Rd Broadview, IL 60155	Outside processor*

Description of
Assets and Nature
Credit Party	Name of Third Party	Address	of Relationship
Alabama Metal Industries Corporation	AMTEX Steel	700 Central Ave University Park, IL 60466	Outside processor*

Alabama Metal Industries Corporation	AAA Galvanizing	625 Mills Rd Joilet, IL 60434	Outside processor*

Alabama Metal Industries Corporation	Alta Metal Processing	1887 S. 700W. Salt Lake City, UT 84104	Outside processor*

Alabama Metal Industries Corporation	Marantha Machine	128 W. Fm 6 Nevada, TX 75173	Outside processor*

Alabama Metal Industries Corporation	Hobson Galvanizing	2402 Engineering Rd Belle Chase, LA 70037	Outside processor*

Diamond Perforated Metals, Inc.	Drexel Supply Co.	10361 E 106 Ave Henderson, CO 80601	Public warehouse*

*	An immaterial amount of collateral is maintained at this location. If required by Agent, a Processor Waiver, in form and substance acceptable to Agent, will be delivered for this location.
3. Each Credit Party’s chief executive office is located at 3556 Lake Shore Road Buffalo, New York 14219.

SCHEDULE 6.9
Gibraltar Strip Steel Locations

Business Unit	Physical Address	City	State	ZIP Code
Gibraltar Strip Steel	2555 and 2545 Walden Ave.	Buffalo	New York	14225	Owned

Storage & Ventilation Locations

Business Unit	Physical Address	City	State	ZIP Code
Air Vent	7700 Harker Drive Suite A	Peoria	Illinois	61615	Leased	*
Air Vent	418 N. Front Street	Orrick	Missouri	64077	Owned
Air Vent	1710 South 21st Street	Clinton	Iowa	52732	Owned
Air Vent	4117 Pinnacle Point Dr.	Dallas	Texas	75211	Leased	*

SOLAR	107 Fellowship Road	Taylorsville	Mississippi	39168	Owned
SOLAR	203 Fellowship Road	Taylorsville	Mississippi	39168	Owned

Engineered Products Locations

Business Unit	Physical Address	City	State	ZIP Code
USP	2150 KittyHawk Road	Livermore	Califonia	94550	Leased	*
USP	703 Rogers Drive	Montgomery	Minnesota	56069	Owned
USP	11910 62nd Street, North	Largo	Florida	33773	Owned
USP	130 Mt. Holly Bypass Units 5&6	Lumberton	New Jersey	08048	Leased	****
USP	3004-B Aldine Bender, RR 1	Houston	Texas	77032	Leased	**

Florence	5935 Corporate Drive	Manhattan	Kansas	66503	(IRB Bond)
Florence	2321 N. Jackson	Junction City	Kansas	66441	Leased	*

AMICO Locations

Business Unit	Physical Address	City	State	ZIP Code
AMICO	3240 & 3245 Fayette Avenue	Birmingham	Alabama	35208	Owned
AMICO	11093 Beach Avenue	Fontana	California	92335	Owned
AMICO	7300 W. Sunnyview Avenue	Visalia	California	93291	Owned
AMICO	913-915 S. Heald Street	Wilmington	Delaware	19806	Leased	*
AMICO	1033 Pine Chase Avenue	Lakeland	Florida	33801	Owned
AMICO	1115 E. 5000 North Road	Bourbonnais	Illinois	60914	Leased	*
AMICO	209 Glaser Drive	Lafayette	Louisiana	70508	Owned
AMICO	1427 Howell Street	North Kansas City	Missouri	64068	Leased	*
AMICO	8110 Southern Boulevard	Youngstown	Ohio	44512	Owned
AMICO	1520 Roper Mountain Road	Greenville	South Carolina	29615	Leased	*
AMICO	825 County Road 606	Dayton	Texas	77535	Owned
AMICO	120 North Latham	Houston	Texas	77011	Leased	*
AMICO	212 North 1330 West Street	Orem	Utah	84059	Owned
AMICO	22153 West Valley Highway	Kent	Washington	98032	Leased	*

1

SCHEDULE 6.9
Noll Group Locations

Business Unit	Physical Address	City	State	ZIP Code
CMI	13169-B Slover Avenue	Fontana	California	92337	Leased	*
CMI	3011 70th Avenue E.	Fife	Washington	98424	Owned
CMI	1320 Performance Drive	Stockton	California	95206	Owned
CMI	985 West 3160 South	Salt Lake City	Utah	84123	Leased*
	Central Valley Industrial Park
CMI	4900 Moline Street	Denver	Colorado	80239	Leased from	**
					K & W Metal
					Fabricators, LLC

Noll/Norwesco	3011 70th Avenue E.	Fife	Washington	98424	Owned
Noll/Norwesco	1320 Performance Drive	Stockton	California	95206	Owned
Noll/Norwesco	38 SE 97th Avenue	Portland	Oregon	97216	Owned

K & W	13169-B Slover Avenue	Fontana	California	92337	Leased	**
K & W (lease is in	4850 & 4900 Moline Street	Denver	Colorado	80239	Leased	*
the name of Gibraltar Industries, Inc.)

K & W	320 D Waikamilo Road	Honolulu	Hawaii	96817	Leased	*
K & W	985 West 3160 South	Salt Lake City	Utah		Leased	**
	Central Valley Industrial Park

Appleton	1905 West Haskell Street	Appleton	Wisconsin	54914	Owned
Appleton	927 South Grider Street	Appleton	Wisconsin	54914	Owned

SEMCO	11801 Industry Drive	Jacksonville	Florida	32218	Leased	*
SEMCO	10900 NW 97th Street, Suite 104	Medley (Miami)	Florida	33178	Leased	*

SEMCO	3004 - B Aldine Bender, RR 1	Houston	Texas	77032	Leased	*
SEMCO	18757 Bracken Drive	San Antonio	Texas	78266	Leased	***

*	A Landlord’s Waiver has been delivered

**	Location shared with another Credit Party; Landlord’s Waiver has been delivered by the Credit Party on the lease

***	There are two leases for this location and a Landlord’s Waiver has been delivered from each landlord

****	If required by Agent, a Landord’s Waiver, in form and substance acceptable to Agent, will be delivered for this location

2

     SCHEDULE 6.17
INTELLECTUAL PROPERTY
          1 See attached list of Copyrights
          2 See attached list of Trademarks
          3 See attached list of Patents

Copyright Claimant	Reg. #	Date Reg.	Title	Description
Air Vent Inc.	TX 131-073	7/24/1978	Principles of Attic Ventilation	24 pgs

Solar Group, Inc.	TX 5-186-529	4/30/2000	Olde Towne Collection	2 pgs

Solar Group, Inc.	TXU 976-824	11/27/2000	Premium Mailbox Post: The Estate ES200 Black	poster

Solar Group, Inc.	TXU 977-296	11/27/2000	Premium Mailbox Post: The Estate Series ES200 White	poster

Solar Group, Inc.	TXU 980-800	12/4/2000	Premium Mailbox: Estate Series E15 Premium Aluminum Mailbox Post	poster

Solar Group, Inc.	TXU 980-912	11/27/2000	Premium Mailbox: Estate Series E15 Black	poster

Solar Group, Inc.	TXU 983-179	11/28/2000	Premium Mailbox (Estate Series E15 White)	poster

Solar Group, Inc.	V3412D855	3/13/1998	Centrury Classic 2000 Mailbox & 1 Other Title (Century Classic 2000 3-D artwork)	n/a

Solar Group, Inc.	VA 1-038-133	3/27/2000	Olde Towne Collection Post Assembly	mailbox support post

Solar Group, Inc.	VA 1-041-820	3/27/2000	Olde Towne Collection Vertical Mailbox	n/a

Solar Group, Inc.	VA 1-041-830	3/27/2000	Olde Towne Collection Horizontal Mailbox	n/a

Solar Group, Inc.	VAU 462-933	5/28/1999	Cast Aluminum Horizontal Citibox	technical drawing

Solar Group, Inc.	VAU 469-000	5/14/1999	Cast Aluminum Vertical Citibox	technical drawing

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-928-768	4/10/2000	USP Color Chart	n/a

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-944-347	4/7/2000	Steel-Clad prepare for impact	Flyer

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-944-348	4/7/2000	USP	USP new brochure 2000

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-947-684	4/7/2000	USP, the storage rack company : Quality records storage systems	1 Page

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-947-685	4/7/2000	Storage rack components & systems : techinical data & information	23 Pages

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-947-789	4/10/2000	Load capacity labels & plaques	1 Page

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-948-115	4/7/2000	Quick-ship program	7 Pages

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-948-116	4/7/2000	USP push-back	2 Pages

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-948-117	4/7/2000	USP versa rack	2 Pages

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-948-118	4/7/2000	USP feature	2 Pages

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-953-977	4/7/2000	Structural steel storage products	Folder

United Steel Enterprises, Inc. d.b.a. United Steel Products Company	TXu-954-949	5/23/2000	Quick-ship program	1 Page

United Steel Products Company	TX-2-306-562	4/25/1988	Kant-Sag Idea Book: construction hardware	31 pages

United Steel Products Company	TX-3-851-891	7/19/1994	Kant-Sag Truss Connector CAD	Sheets & computer disk

United Steel Products Company	TX-4-172-826	12/5/1995	Kant-Sag EWP connector CAD files	Machine-readable work.

Air Vent Inc.
Trademarks

Mark	Image	Status	Registration Date	Registration Number	Application Number	Country	Class	Goods or Services
AV (stylized)		Registered	12/8/1981	1,180,817	73/258,601	USA	IC 006	Metal roof ventilators

FILTERVENT	FILTERVENT	Registered	6/5/1990	1,599,621	73/838,041	USA	IC 019	Unitary fabricated roof ridge ventilators without moving parts

FILTERVENT	FILTERVENT	Registered	12/4/2007	3,348,074	78/549,016	USA	IC 019	Non-metallic unitary fabricated roof ridge ventilators without moving parts

PEAKPERFORMER (and design)		Registered	4/24/2007	3,234,789	78/617,180	USA	IC 019	Non-mechanical plastic roof ridge vent for ventilating attics

SHINGLEVENT	SHINGLEVENT	Registered	6/18/1991	1,648,162	73/834,918	USA	IC 019	Unitary fabricated roof ridge ventilators without moving parts and installation parts sold as a unit

SOLAR TEK (and design)		Registered	3/24/1987	1,433,735	73/607,334	USA	IC 011	Automatic foundation ventilator

Air Vent Inc.
Trademarks

Mark	Image	Status	Registration Date	Registration Number	Application Number	Country	Class	Goods or Services
SOLARCOOL (and design)		Registered	11/1/2005	3,011,981	78/242,018	USA	IC 006	Solar powered roof and attic vent

TEMP-VENT (and design)		Registered	1/27/1976	1,031,384	73/049,505	USA	IC 011	Automatic foundation ventilators

THE EDGE	THE EDGE	Registered	11/11/2008	3,531,951	77/239,648	USA	IC 019	Plastic attic roof intake vents for ventilation purposes

VENTURIVENT	VENTURIVENT	Registered	7/3/1990	1,604,349	73/835,541	USA	IC 006	Unitary fabricated roof rigdge ventilators without moving parts made primarily of metal

Alabama Metal Industries Corporation
Trademarks

Mark	Image	Status	Registration Date	Registration Number	Application Number	Country	Class	Goods or Services
AMICO	AMICO	Registered	9/5/1995	1,915,974	74/532,835	USA	IC 006 IC 019	Structural and ornamental metal grating; metal laths and metal lathing accessories, namely expansion joints, control joints, corner beads, casing beads, and cold rolled channels for drywall studs and runner track; metal enclosure systems comprising expanded metal panels posts, doors and hardware for their installation; metal fencing systems comprising expanded metal fence sections, posts, fittings, rails and gates; and expanded metal forms

AMICO (and design)		Registered	8/22/1995	1,912,984	74/532,836	USA	IC 006 IC 019	Structural and ornamental metal grating; metal laths, metal lathing accessories, namely expansion joints, control joints, corner beads, casing beads, and cold rolled metal channels for drywall studs and runner track; metal enclosure systems comprising expanded metal panels posts, doors and hardware for their installation; metal fencing systems comprising expanded metal fence sections, posts, fittings, rails and gates; and expanded metal forms

ANC	ANC	Registered	12/11/2007	3,351,722	77/143,724	USA	IC 019	Non-metal fencing and accessories therefor, namely, panels posts, fittings and fasteners

DIAMOND GRIP	DIAMOND GRIP	Registered	9/15/1998	2,189,215	75/318,925	USA	IC 006	Metal industrial safety grating

GMS GENESIS (and design)		Registered	2/25/1997	2,063,254	75/119,091	USA	IC 006	Raised metal access flooring

ORNAMESH	ORNAMESH	Registered	6/27/1995	1,901,456	74/532,516	USA	IC 006	Ornamental metal gratings

SAFETY GRIP	SAFETY GRIP	Registered	4/4/2000	2,337,053	75/330,898	USA	IC 006	Metal flooring

SECURA FENCE SYSTEM	SECURA FENCE SYSTEM	Registered	7/11/1995	1,904,092	74/533,654	USA	IC 006	Metal fencing system consisting of expanded metal fence sections, posts, fittings, rails and gates

SECURA LATH	SECURA LATH	Registered	9/26/1995	1,921,479	74/575,870	USA	IC 006	Metal lathing

Alabama Metal Industries Corporation
Trademarks

Mark	Image	Status	Registration Date	Registration Number	Application Number	Country	Class	Goods or Services
SECURA MESH	SECURA MESH	Registered	7/11/1995	1,904,088	74/532,515	USA	IC 006	Metal partitions and enclosure systems of expanded metal comprising expanded metal sections, posts, doors and hardware

SHOT-FORM	SHOT-FORM	Registered	5/20/2003	2,717,837	76/167,444	USA	IC 006	Metal casting forms for concrete

STAY-FORM	STAY-FORM	Registered	6/20/1995	1,900,341	74/532,517	USA	IC 006	Expanded metal concrete forms

ZIP STRIP	ZIP STRIP	Registered	8/8/1995	1,910,087	74/532,798	USA	IC 019	Vinyl trim stop for drywall, stucco and veneer applications

GATOR-GRATE (and design)		Registered	2/12/1985	1,319,387	73/445,594	USA	IC 019	Fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications, all sold as a unit; custom manufacture of fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications

KORDEK	KORDEK	Registered	7/24/1979	1,122,786	73/169,918	USA	IC 019	Fiberglass reinforced molded resin walking and catwalk grating

Appleton Supply Company, Inc.
Trademarks

Mark	Image	Status	Registration Date	Registration Number	Application Number	Country	Class	Goods or Services
APPLETON BUILDING PRODUCTS (and design)		Registered	7/24/2007	3,270,024	78/745,852	USA	IC 006	Metal building products; namely, flashings, roof edgings, wind braces, gravel stops, ridge rolls, gutter aprons, hardboard siding corners, brick molding covers, H molding joint covers, J channel, roll aluminum and roll steel, brick bonds, flashing shingles, starter strips, drywall corner beads, soffit panels, soffit trim and fascia

AS (and design)		Registered	12/29/1992	1,759,443	74/230,736	USA	IC 006	Metal building products; namely, flashings, roof edgings, wind braces, gravel stops, ridge rolls, gutter aprons, hardboard siding corners, brick molding covers, H molding joint covers, roll aluminum and roll steel, brick bonds, flashing shingles, starter strips and drywall corner beads

SELL-EVEN BUILDING PRODUCTS	SELL-EVEN BUILDING PRODUCTS	Registered	10/6/1992	1,721,382	74/230,245	USA	IC 006	Metal building products; namely, soffits, siding, gutters and coiled aluminum sold in bulk

SELL-EVEN BUILDING PRODUCTS (and design)		Registered	10/6/1992	1,721,386	74/230,951	USA	IC 006	Metal building products; namely, soffits, siding, gutters and coiled aluminum sold in bulk

Dramex International Inc.
Trademarks

Mark	Image	Status	Registration Date	Registration Number	Application Number	Country	Class	Goods or Services
DRAMEX	DRAMEX	Registered	8/20/1985	1,354,947	73/454,439	USA	IC 006	Expanded metal mesh, expanded metal floor gratings, and expanded metal filter screens

Gibraltar Industries, Inc.
Trademarks

Mark	Image	Status	Registration Date	Registration Number	Application Number	Country	Class	Goods or Services
WEATHER-VENT	WEATHER-VENT	Registered	5/31/2005	2,956,738	76/581,717	USA	IC 006	Metal vents to be used on roofs

Noll/Norwesco, LLC
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
025	025	Registered	9/19/1961	0,721,610	72/097,234	USA	IC 011	Cap assemblies for gas vents

GENERAL METALCRAFT PRODUCTS (and design)		Registered	1/11/2000	2,307,147	75/502,001	USA	IC 006	Metal building products, namely, gutters, downspouts, flashings, roof vents, and HVAC ducting

M&N PLASTICS	M&N PLASTICS	Registered	12/26/2006	3,188,869	78/652,448	USA	IC 019	Fabricated plastic products, namely area wells for building ventilation, vents for buildings, namely cap vents, foundation vents, gable vents, ridge vents, roof vents, soffit vents, and stem vents.

NOLL	NOLL	Registered	9/19/1961	0,721,611	72/097,235	USA	IC 011	Cap assemblies for gas vents

NORWESCO	NORWESCO	Registered	10/5/1965	0,796,980	72/202,117	USA	IC 021	Fabricated metal products, namely, pails, tubs, garbage cans, mailboxes, and sprinkling cans.

NORWESCO	NORWESCO	Registered	9/7/1965	0,795,437	72/202,118	USA	IC 006 IC 017 IC 019	Fabricated metal products namely, downspouts, gutters, roof ventilators, shower stalls, and window wells.

NORWESCO	NORWESCO	Registered	9/7/1965	0,795,498	72/202,119	USA	IC 012	Wheelbarrows

Noll/Norwesco, LLC
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
NORWESCO	NORWESCO	Registered	11/28/2006	3,176,210	78/616,966	USA	IC 006 IC 012 IC 019 IC 021	Fabricated metal products, namely, mail boxes, downspouts, gutters, roof vents for ventilation, window wells, metal HVAC pipe and ducts, namely pipes, ducts, adjustable angles, boots, boxes, caps, collars, elbows, filter slides, increasers, plugs, reducers, saddles, spin-ins, stands, tees, and wyes for HVAC ducts; Wheelbarrows; Fabricated plastic products, namely, area wells for building ventilation, vents for buildings, namely, cap vents, foundation vents, gable vents, ridge vents, roof vents, soffit vents, and stem vents; Fabricated metal products, namely, pails, water tubs, garbage cans, and watering cans.

VENT AIR	VENT AIR	Registered	12/5/2006	3,179,511	78/617,039	USA	IC 019 IC 020	Fabricated plastic products for use in household construction, namely, cap vent covers, foundation vent covers, gable vent covers, ridge vent covers, roof vent covers, soffit vent covers, and stem vent covers for roof, wall, and building foundations; Fabricated plastic products for use in household construction, namely, non-metal ventilating ducts utilizing end cap vents, foundation vents, gable vents, ridge vents, roof vents, soffit vents, and stem vents.

Sea Safe, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
SEASAFE (and design)		Registered	4/3/2001	2,439,864	75/562,870	USA	IC 019	Fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications, all sold as a unit; custom manufacture of fiber and resin molded trays, gratings and structural shapes for use in industrial and commercial applications

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
AIRHAWK	AIRHAWK	Registered	4/11/1995	1,889,235	74/447,442	USA	IC 011	Roof ventilators, louver-type ventilators, foundation vents and roof and attic fans for residential and commercial use

ARTCRAFT	ARTCRAFT	Registered	6/6/2006	3,100,404	78/593,252	USA	IC 006	Mailboxes, mailbox support posts and bases, newspaper boxes, and decorative finials, post caps, and mounting brackets for the above, all made primarily of metal; street signs, street sign support posts, street sign brackets, all made primarily of metal

COUNTRY IMAGE (stylized)		Registered	4/4/1989	1,532,660	73/752,200	USA	IC 006	Decorated metal rural boxes

EASY UP (and design)		Registered	10/8/1996	2,006,214	75/013,693	USA	IC 006 IC 011 IC 020	Metal goods, namely drive-in post anchors, T-bracing and flat wall bracing, door viewers and knockers, door finger pulls, door stops, handrail brackets, cabinet catches, metal closet rods, sash locks, sash lifts, closet hinges, metal rod chairs for supporting reinforcing bars used in concrete construction, soffit ventilators, house numbers, metal mailboxes, mailbox post mounts, mailbox post supports, mail slots, mailbox mounting hardware, namely metal mounting brackets, screws and bolts; metal static roof vents, metal ridge vents, metal ventilating lovers, soffit strips, foundation vents; Turbine ventilators and powered ventilators for domestic use; Non-metal mailboxes, non-metal mailbox house mounts, non-metal house numbers, non-metal house number supports, non-metal mailbox flags, non-metal wall bumpers, non-metal roof vents, non-metal ridge vents, non-metal storage hooks

HANG STUFF (and design)		Registered	9/9/1980	1,139,387	73/205,314	USA	IC 006	Wall mounted adjustable tool holders made of metal

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
MAILSAFE (and design)		Registered	7/2/1996	1,984,693	74/595,017	USA	IC 020	Non-metal mail boxes

PARCEL PRO	PARCEL PRO	Registered	2/4/2003	2,684,473	76/214,467	USA	IC 006 IC 020 IC 021	Metallic lockable containers for the receipt of delivered packages, envelopes, and other articles; lockable containers primarily of plastic for commercial use, namely, for the receipt of delivered packages, envelopes, and other articles; lockable containers primarily of plastic for household use, namely, for the receipt of delivered packages, envelopes and other articles

POST L POST	POST L POST	Registered	7/15/1969	0,872,869	72/310,288	USA	IC 006	Metal posts for mounting rural mail boxes

SIMPL STORAGE	SIMPL STORAGE	Registered	3/13/2007	3,219,028	78/555,053	USA	IC 020	Plastic shelving systems comprised of plastic shelves, plastic columns, plastic drawers, plastic closet rods, plastic uprights, plastic closet shelving

THE BRUTE (stylized)		Registered	5/30/1989	1,541,576	73/747,770	USA	IC 020	Non-metal rural mailboxes

THE ESTATE SERIES	THE ESTATE SERIES	Registered	11/19/2002	2,652,518	76/167,826	USA	IC 006	Rural metal mailboxes, metal posts for supporting mailboxes, metal fasteners for securing post components to each other

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
THE GENTRY	THE GENTRY	Registered	2/10/2004	2,812,677	76/498,613	USA	IC 020	Plastic rural mailboxes and plastic posts for rural mailboxes

THE ULTIMATE RIDGE VENT	THE ULTIMATE RIDGE VENT	Registered	7/9/2002	2,591,184	76/235,253	USA	IC 019	Non-metallic building materials, namely roofing ridge vents and vent strips

THE ULTIMATE ROLLED RIDGE VENT	THE ULTIMATE ROLLED RIDGE VENT	Registered	6/17/2003	2,728,306	76/242,890	USA	IC 019	Non-metallic building materials, namely ridge vents and vent strips

ESTATE	ESTATE	Pending	n/a	n/a	77/616,292	USA	IC 006	Metal fasteners, namely, bolts, screws, rivets, nails, brackets and fittings for securing mailbox and mailbox post components together; metal mailboxes; metal posts

BERKSHIRE	BERKSHIRE	Registered	1/11/2005	2,917,510	78/353,597	USA	IC 006	Metal mail boxes

FIRST CLASS	FIRST CLASS	Registered	10/30/2007	3,325,892	78/534,588	USA	IC 006 IC 020	Metal mail boxes; Non-metal mail boxes

POSTMASTER	POSTMASTER	Registered	11/7/2000	2,402,352	75/350,207	USA	IC 006 IC 020	Metal mail boxes and accessories, namely, mounting brackets and shelf expanders; Non-metal mail boxes and accessories, namely, mounting brackets and shelf expanders

Solar Group, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
POSTMASTER MAILBOX (and design)		Registered	6/25/1991	1,648,645	74/025,603	USA	IC 006 IC 020	Stakes used to support mailboxes; Mailboxes and covers therefor

THE IRONSIDE	THE IRONSIDE	Registered	3/19/2002	2,550,239	75/350,209	USA	IC 006	Mail boxes made predominately of metal

Trademarks
Southeastern Metals Manufacturing Company, Inc.

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
COPPERXT	COPPERXT	Registered	9/9/2008	3,499,865	77/230,573	USA	IC 006	Metal and metallic composite products, in particular copper bonded to stainless steel, used in building and construction materials, namely, roofing materials, roof coverings, roofing panels, roofing trims, eave drips, trims, flashing and ventilation products for use in residential and commercial buildings

GH (and design)		Registered	10/14/2008	3,516,869	76/671,372	USA	IC 006	Gutter rain water deflectors made primarily of metal.

GUTTER HELMET	GUTTER HELMET	Registered	3/28/1989	1,531,983	73/698,205	USA	IC 019	Rain water gutter deflectors and associated hardware therefor sold as a unit therewith.

NEVER CLEAN YOUR GUTTERS AGAIN!	NEVER CLEAN YOUR GUTTERS AGAIN!	Registered	7/27/1999	2,264,723	75/484,077	USA	IC 006	Gutter rain water deflectors made primarily of metal

SM (and design)		Registered	4/11/1978	1,089,047	73/121,768	USA	IC 006	Metal building and construction products-namely, hurricane clips, wall ties, valleys, gravel stops, downspouts and guttering, termite shields, joist hangers, and rod chairs

Trademarks
Southeastern Metals Manufacturing Company, Inc.

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
THE BEAUTY OF COPPER. THE STRENGTH OF STEEL.	THE BEAUTY OF COPPER. THE STRENGTH OF STEEL.	Registered	8/5/2008	3,480,169	77/362,411	USA	IC 006	Metal and metallic composite products, in particular copper bonded to stainless steel, used in building and construction materials, namely, roofing materials, roof coverings, roofing panels, roofing trims, eave drips, trims, flashing and ventilation products for use in residential and commercial buildings

TRUSTED QUALITY TESTED STRENGTH	TRUSTED QUALITY TESTED STRENGTH	Registered	1/13/2009	3,561,481	76/671,371	USA	IC 006	Metal building and metal construction products — namely steel framing, gutters, downspouts, lath, storm panels, ridge and hip plates, patio covers, concrete and masonry foundation connectors, column and post connectors, floor and deck connectors, roof and truss connectors, wall connectors, steel deck panels, eave drip, roof edge, gutter deflectors, flashing, gravel stops and cover plates, valleys and rail diverters metal roofing, corner beads, soffits, hurricane clips, wall ties, girder shields, termite shields, joist hangers and rod chairs, metal roof vents for ventilation in residential and commercial buildings

GH MICRO-CS COMMERCIAL SERIES GUTTER PROTECTION		Pending	n/a	n/a	77/618,898	USA	IC 019	Gutter rain water protection panels with screens made from metal

DIAMOND	DIAMOND	Pending	n/a	n/a	77/512,075	USA	IC 006	Metal building framing materials, namely, wall, ceiling, roof and floor framing materials made primarily of embossed metal

MICRO-CS	MICRO-CS	Pending	n/a	n/a	77/618,888	USA	IC 019	Gutter rain water protection panels with screens made from metal

Trademarks
Southeastern Metals Manufacturing Company, Inc.

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
MICRO-CS COMMERCIAL SERIES GUTTER PROTECTION		Pending	n/a	n/a	77/618,895	USA	IC 019	Gutter rain water protection panels with screens made from metal

SM SEMCO SOUTHEASTERN METALS CO (and design)		Pending	n/a	n/a	78/950,116	USA	IC 006 IC 019	Metal building products, namely, roof coverings, gutters and downspouts, metal wall framing and flashing, metal roof and other metal exhaust vents for non-HVAC ventilation systems in residential and commercial buildings, metal beads, soffits and trim; Non-metal building products, namely, stucco lath and drywall beads, non-metal roof coverings, and trim.

United Steel Products Company, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
[Design]		Registered	5/29/2007	3,246,005	77/006,973	USA	IC 001	Epoxy adhesives and synthetic resins for repairing and bonding building materials to concrete, masonry, wood, and steel.

[Design]		Registered	6/12/2007	3,250,334	77/006,976	USA	IC 006	Metal fasteners, connectors, anchors, plates, brackets, nails, and screws for structural framing and fastening building materials to concrete, masonry, wood, and steel; metal bases for fence posts, post caps, and fence brackets.

[Design]		Registered	5/29/2007	3,246,006	77/006,981	USA	IC 009	Computer software for the design of buildings and other structures utilizing metal fasteners, connectors, plates, brackets, nails, and screws in their construction; computer software in the field of building construction for automated structural connector selection

COVERT OPERATIONS	COVERT OPERATIONS	Registered	8/16/2005	2,985,418	78/433,989	USA	IC 001	Epoxy adhesives, synthetic resins for replacing, bonding building materials to masonry, wood and steel

COVERT OPERATIONS	COVERT OPERATIONS	Registered	7/12/2005	2,967,159	78/433,995	USA	IC 006	Metal anchors for fastening building materials to concrete and masonry

COVERT OPERATIONS	COVERT OPERATIONS	Registered	7/12/2005	2,967,160	78/433,997	USA	IC 019	Grout

GOLD COAT	GOLD COAT	Registered	9/16/2008	3,503,161	78/943,105	USA	IC 006	Coated metal connectors and fasteners, namely, anchors, plates, brackets, nails, screws and bolts for structural framing, building, and construction.

United Steel Products Company, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
KANT-SAG	KANT-SAG	Registered	9/8/1964	776,470	72/176,672	USA	IC 006	Brackets for supporting joists, tables, shelves, and coat hanger rods; and brackets for supporting and sealing thresholds

SEAT CLEAT	SEAT CLEAT	Registered	9/6/2005	2,990,979	76/506,437	USA	IC 006	Metal connectors for structural framing

TECO	TECO	Registered	10/29/1974	996,701	73/005,502	USA	IC 006	Metal fasteners and connectors, including split ring connectors, shear plates, joist and beam hangers, framing anchors, metal bridging for joists, toothed rings, spike grids, clamping plates, plywood supporting clips, truss plates, L-Shaped clips for wood framing and door shims, all intended for use in making or reinforcing joints or connections in wood construction; shelving and shelving supports for mounting on walls, anchors for connecting wood member to concrete or masonry foundation; clips for supporting drywall sheets, base for wood post; post caps; and fence brackets.

TRIP-L-GRIP	TRIP-L-GRIP	Registered	8/22/1967	833,909	72/252,911	USA	IC 019	Non-metallic building materials

USP CONNECTION	USP CONNECTION	Registered	2/24/2004	2,816,784	76/506,438	USA	IC 009	Computer software in the field of building construction for automated structural connector selection

USP STRUCTURAL CONNECTORS	USP STRUCTURAL CONNECTORS	Registered	3/1/2005	2,929,329	76/483,041	USA	IC 006 IC 009	Metal connectors, plates, brackets for structural framing, sawhorse brackets for use in geodesic and other buildings; computer software for the design of buildings utilizing metal plates, brackets and connectors in their construction

United Steel Products Company, Inc.
Trademarks

			Registration	Registration	Application
Mark	Image	Status	Date	Number	Number	Country	Class	Goods or Services
USP STRUCTURAL CONNECTORS	USP STRUCTURAL CONNECTORS	Registered	12/25/2007	3,358,423	77/007,030	USA	IC 001	Epoxy adhesives and synthetic resins for repairing and bonding building materials to concrete, masonry, wood and steel, not including waterproofing chemical compositions, paint, wood preservatives, or rust preservatives

WHAT THE PROFESSIONALS USE	WHAT THE PROFESSIONALS USE	Registered	6/10/2008	3,447,022	78/943,130	USA	IC 001	Epoxy adhesives and synthetic resins or repairing and bonding building materials to concrete masonry, wood, and steel

SILVER METAL PRODUCTS	SILVER METAL PRODUCTS	Pending	n/a	n/a	77/664,859	USA	IC 006	Metal construction materials; joist hangers; anchors; caps; angle clips; form ties; wedges; column bases; steel wall braces; metal cross bridging; post straps; plates; plate straps; connectors; metal fasteners; brackets; nails; screws; metal bases for fence posts; post caps; fence brackets

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Externally baffled ridge vent and methods of manufacture and use	10/970,302	6,991,535	U	10/21/2004	1/31/2006	USA

End-ventilating adjustable pitch arcuate roof ventilator	09/973,259	6,482,084	U	10/9/2001	11/19/2002	USA

Multi-baffled roof ridge vent	09/307,304	6,128,869	U	5/7/1999	10/10/2000	USA

End-ventilating adjustable pitch arcuate roof ventilator	09/447,666	6,149,517	U	11/23/1999	11/21/2000	USA

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Externally baffled ridge vent and methods of manufacture and use	10/610,067	6,881,144	U	6/20/2003	4/19/2005	USA

End-ventilating adjustable pitch arcuate roof ventilator	09/711,370	6,299,528	U	11/10/2000	10/9/2001	USA

Vent with presecured mechanical fasteners	10/600,397	6,793,574	U	6/20/2003	9/21/2004	USA

Ventilator	07/443,215	4,962,882	U	11/27/1989	10/16/1990	USA

Adjustable filtered roof ridge ventilator	07/664,394	5,122,095	U	3/4/1991	6/16/1992	USA

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Temperature and humidity sensitive high efficiency exhaust ventilator apparatus	07/882,182	5,253,804	U	5/12/1992	10/19/1993	USA

Thrust bearing assembly for roof turbine	07/947,741	5,326,313	U	9/21/1992	7/5/1994	USA

Power temp vent duct system	08/020,686	5,294,049	U	2/22/1993	3/15/1994	USA

Rollable ridge vent	29/209,647	D511,847	D	7/19/2004	11/22/2005	USA

Rollable ridge vent	29/210,091	D511,848	D	7/27/2004	11/22/2005	USA

Off-peak intake vent	29/297,913	D574,947	D	11/21/2007	8/12/2008	USA

Air Vent, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Externally baffled ridge vent	11/238,315	n/a	U	9/29/2005	n/a	USA

Alabama Metal Industries Corporation
Patents

	Application	Patent	Type	Filing	Date
Title	Number	Number	(U/D)	Date	Issued	Country
Plaster security barrier system	08/399,566	5,697,195	U	3/7/1995	12/16/1997	USA

Stucco arch casing bead	08/703,013	5,699,638	U	8/26/1996	12/23/1997	USA

Fastener clip for security wall system	09/226,048	6,367,216	U	1/4/1999	4/9/2002	USA

Stucco reveal connection system	08/724,355	5,761,866	U	10/1/1996	6/9/1998	USA

Contoured stucco reveal	10/007,249	6,609,341	U	11/13/2001	8/26/2003	USA

Door frame reinforcing structure	09/359,600	6,178,700	U	7/23/1999	1/30/2001	USA

Banding bead	08/008,537	5,423,154	U	1/25/1993	6/13/1995	USA

Fence system	08/058,577	5,421,557	U	5/6/1993	6/6/1995	USA

Fence system	08/407,616	5,556,080	U	3/21/1995	9/17/1996	USA

Connector clip for corner bead	08/320,433	5,531,051	U	10/7/1994	7/2/1996	USA

Stucco reveal	29/133,649	D456,528	D	12/1/2000	4/30/2002	USA

Stucco casing bead	29/156,923	D471,991	D	3/8/2002	3/18/2003	USA

Alabama Metal Industries Corporation
Patents

	Application	Patent	Type	Filing	Date
Title	Number	Number	(U/D)	Date	Issued	Country
Non-conductive fencing	11/396,880	n/a	U	4/3/2006	n/a	USA

Movement control screed	11/293,023	n/a	U	12/2/2005	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type	Filing	Date
Owner	Title	Number	Number	(U/D)	Date	Issued	Country
Florence Corporation	Portions of post mountable mail boxes	29/185,753	D499,225	D	7/2/2003	11/30/2004	USA

Florence Corporation	Portions of roadside mail boxes	29/185,752	D499,524	D	7/2/2003	12/7/2004	USA

Florence Corporation	Portions of a post supportable mail box	29/185,750	D501,594	D	7/2/2003	2/1/2005	USA

Florence Corporation	Portions of post mountable mail boxes	29/185,751	D503,504	D	7/2/2003	3/29/2005	USA

Florence Corporation	Portions of a post supported mail box	29/185,747	D503,844	D	7/2/2003	4/5/2005	USA

Florence Corporation
Patents

Patent		Application	Patent	Type	Filing	Date
Owner	Title	Number	Number	(U/D)	Date	Issued	Country
Florence Corporation	Portions of a post for supporting mail boxes	29/185,748	D503,845	D	7/2/2003	4/5/2005	USA

Florence Corporation	Portions of central connector post and locking elements associated therewith for cluster box mail delivery receptacles	29/208,350	D536,155	D	6/29/2004	1/30/2007	USA

Florence Corporation	Portions of master door locking components of cluster box mail delivery receptacles	29/208,351	D543,335	D	6/29/2004	5/22/2007	USA

Florence Corporation	Exterior portions of guard assemblies for parcel door locking systems of cluster box unit mail delivery receptacles	29/208,364	D547,025	D	6/29/2004	7/17/2007	USA

Florence Corporation	Upper and lower portions of fronts of cluster box mail delivery receptacles	29/208,352	D549,424	D	6/29/2004	8/21/2007	USA

Florence Corporation
Patents

Patent		Application	Patent	Type	Filing	Date
Owner	Title	Number	Number	(U/D)	Date	Issued	Country
Florence Corporation	Roadside mail boxes and support posts for roadside mail box	10/881,797	n/a	U	unknown	n/a	USA

Florence Corporation	Pivotal bin mail boxes and pivotal support posts for mail boxes	10/881,799	n/a	U	unknown	n/a	USA

Florence Corporation	Portions of shelf box connectors, and shelf box portions connected therewith for use in cluster box mail delivery receptacles	29/208,345	n/a	D	unknown	n/a	USA

Florence Corporation	Front portions of pivotal doors of mail delivery receptacles	29/208,349	n/a	D	unknown	n/a	USA

Florence Corporation	Engageable shelf and door portions of cluster box mail delivery receptacles	29/208,353	n/a	D	unknown	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type	Filing	Date
Owner	Title	Number	Number	(U/D)	Date	Issued	Country
Florence Corporation	Portions of protective outer enclosures of cluster box mail delivery receptacles	29/208,354	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of a rectangular door frame for a cluster box mail delivery receptacle	29/208,356	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of master loading doors of cluster box mail delivery receptacles	29/208,357	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of main doors of cluster box mail delivery receptacles	29/208,358	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of a dual member hinge for doors	29/208,359	n/a	D	unknown	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type	Filing	Date
Owner	Title	Number	Number	(U/D)	Date	Issued	Country
Florence Corporation	Front portions of pivotally moveable doors of mail delivery receptacles	29/208,360	n/a	D	unknown	n/a	USA

Florence Corporation	Exterior portions of cluster box unit mail delivery receptacles	29/208,361	n/a	D	unknown	n/a	USA

Florence Corporation	Exterior portions of cluster box mail delivery receptacles	29/208,363	n/a	D	unknown	n/a	USA

Florence Corporation	Portions of door rigidifying extrusion for cluster box mail delivery receptacles, and portion of louver assembly formed therewith	29/208,368	n/a	D	unknown	n/a	USA

Florence Corporation
Patents

Patent		Application	Patent	Type	Filing	Date
Owner	Title	Number	Number	(U/D)	Date	Issued	Country
Florence Corporation	Cluster box mail delivery receptacles	Provisional Application No. 60/583,419; Non-provisional Application No. 11/168,471; Non-provisional Application No. 11/168,302	—	—	—	—	USA

Noll/Norwesco, LLC
Patents

Patent		Application	Patent	Type
Owner	Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Noll/Norwesco, LLC	Exhaust vent	08/152,288	5,662,522	U	11/12/1993	9/2/1997	USA

Noll/Norwesco, LLC	Foundation vent	08/015,605	5,444,947	U	2/9/1993	8/29/1995	USA

Noll/Norwesco, LLC
Patents

Patent		Application	Patent	Type
Owner	Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Noll/Norwesco, LLC	Foundation ventilator	08/064,404	5,460,572	U	5/18/1993	10/24/1995	USA

Noll/Norwesco, LLC
Patents

Patent		Application	Patent	Type
Owner	Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Noll/Norwesco, LLC	Foundation vent	08/156,412	5,496,213	U	11/22/1993	3/5/1996	USA

Sea Safe, Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Small boat mooring system	07/804,113	5,265,553	U	12/6/1991	11/30/1993	USA

Solar Group Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Rotatable vent	10/436,023	7,025,670	U	5/12/2003	4/11/2006	USA

Secure parcel receptacle, lock assembly therefore and associated method	09/824,138	6,412,688	U	4/2/2001	7/2/2002	USA

Swivel post anchor	08/937,757	5,884,874	U	9/25/1997	3/23/1999	USA

Mailbox support post	11/030,031	7,311,291	U	1/6/2005	12/25/2007	USA

Solar Group Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Roll type roof ridge ventilator and associated method	09/772,611	6,684,581	U	1/30/2001	2/3/2004	USA

Roof ridge ventilation system	07/643,223	5,095,810	U	1/22/1991	3/17/1992	USA

Solar Group Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Modular shelving system	11/048,838	n/a	U	2/2/2005	n/a	USA

Nestable mailbox and method	09/486,160	6,347,736	U	2/22/2000	2/19/2002	USA

Reinforced plastic mailbox	11/052,591	7,086,581	U	2/7/2005	8/8/2006	USA

Ground mount post	11/024,265	7,090,117	U	12/28/2004	8/15/2006	USA

Solar Group Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Mailbox and support	11/032,964	7,090,118	U	1/11/2005	8/15/2006	USA

Mailbox door with rain intercepting structure	11/042,280	7,090,119	U	1/25/2005	8/15/2006	USA

Multiple component mailbox having postal and newspaper compartments	11/047,976	7,104,436	U	2/1/2005	9/12/2006	USA

Solar Group Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Multiple purpose newspaper box	11/542,080	7,201,306	U	10/3/2006	4/10/2007	USA

Mailbox stand	09/181,237	5,971,267	U	10/28/1998	10/26/1999	USA

Nestable mailbox and method	08/917,645	5,988,495	U	8/22/1997	11/23/1999	USA

Mailbox having stackable component parts	10/165,552	6,729,535	U	6/7/2002	5/4/2004	USA

Solar Group Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Two piece mailbox support	11/052,648	7,510,162	U	2/7/2005	3/31/2009	USA

Mailbox with signal	11/047,977	7,055,736	U	2/1/2005	6/6/2006	USA

Mailbox support apparatus	07/477,246	5,022,618	U	2/8/1990	6/11/1991	USA

Nestable mailbox	29/100,321	D438,363	D	2/9/1999	2/27/2001	USA

Nestable mailbox	29/125,082	D452,358	D	6/16/2000	12/18/2001	USA

Solar Group Inc.
Patents

	Application	Patent	Type
Title	Number	Number	(U/D)	Filing Date	Date Issued	Country
Mailbox	29/218,178	D514,270	D	11/29/2004	1/31/2006	USA

Mailbox	29/219,122	D517,270	D	12/13/2004	3/14/2006	USA

United Steel Products Company, Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Construction hanger	09/370,273	6,463,711	U	8/9/1999	10/15/2002	USA

Post support	11/175,542	7,134,636	U	7/6/2005	11/14/2006	USA

Post support	10/874,147	7,152,841	U	6/22/2004	12/26/2006	USA

Truss anchor	10/685,765	7,254,919	U	10/14/2003	8/14/2007	USA

Slope and skew hanger	07/370,689	5,004,369	U	6/23/1989	4/2/1991	USA

Bracket with angled nailing feature	07/634,753	5,217,317	U	12/27/1990	6/8/1993	USA

Hold-down connector	07/580,120	5,092,097	U	9/10/1990	3/3/1992	USA

Variable pitch connector	07/968,437	5,230,198	U	10/29/1992	7/27/1993	USA

Adjustable post base	08/002,745	5,456,441	U	1/11/1993	10/10/1995	USA

Construction hanger and method of making the same	08/336,995	5,564,248	U	11/10/1994	10/15/1996	USA

Truss bracket	08/576,361	5,653,079	U	12/21/1995	8/5/1997	USA

Stair hanger	12/133,012	n/a	U	6/4/2008	n/a	USA

United Steel Products Company, Inc.
Patents

	Application	Patent	Type		Date
Title	Number	Number	(U/D)	Filing Date	Issued	Country
Construction hardware and method of reducing corrosion thereof	11/613,558	n/a	U	12/20/2006	n/a	USA

Stair hanger	11/507,143	n/a	U	8/21/2006	n/a	USA

SCHEDULE 6.19
DEPOSIT ACCOUNTS

Depository Institution
Credit Party	& Address	Account Number	Type of Account
Gibraltar Steel	Key Bank	*	Funding
Corporation of New	127 Public Square		Cont. Disb.
York	Cleveland, OH 44114

Gibraltar Steel	Key Bank	*	Funding
Corporation of New	127 Public Square		Cont. Disb.
York — Flat Rolled	Cleveland, OH 44114		Lockbox
Group

Southeastern	Key Bank	*	Funding
Metals MFG. Co., Inc.	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

Solar Group, Inc.	Key Bank	*	Funding
	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

Appleton Supply	Key Bank	*	Funding
Co., Inc.	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

United Steel	Key Bank	*	Funding
Products Company, Inc.	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

Solar of	Key Bank	*	Funding
Michigan, Inc.	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

Construction	Key Bank	*	Funding
Metals, LLC	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

*	Information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission

Depository Institution
Credit Party	& Address	Account Number	Type of Account
Air Vent, Inc.	Key Bank	*	Funding
	127 Public Square		Cont. Disb.
Cleveland, OH 44114

Integrated	Key Bank	*	Funding
Technologies INT’L.,	127 Public Square
LTD.	Cleveland, OH 44114
(assumed name of
Gibraltar Steel
Corporation of New
York)

DOT Metal	Key Bank	*	Funding
Products, Inc.	127 Public Square		Cont. Disb.
(assumed name of	Cleveland, OH 44114		Lockbox
Southeastern Metals
MFG. Co., Inc.)

AMICO	Key Bank	*	Funding
	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

Gibraltar Steel	Key Bank	*	Funding
Corporation of New	127 Public Square		Cont. Disb.
York — Strip Division	Cleveland, OH 44114		Lockbox

Seasafe, Inc.	Key Bank	*	Funding
	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

Noll/Norwesco, LLC	Key Bank	*	Funding
	127 Public Square		Cont. Disb.
	Cleveland, OH 44114		Lockbox

Gibraltar	Key Bank	*
Industries, Inc. —	127 Public Square
Victory Inst. Money	Cleveland, OH 44114
Market Fund-Investor

*	Information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission

Depository Institution
Credit Party	& Address	Account Number	Type of Account
AMICO — Diamond	Wells Fargo	*	Payroll **
		*	general
disbursement **

AMICO-Seasafe	Capital One	*	Checking account**

AMICO-US	Regions Bank	*	Payroll**
Five Points W Lomb Ave
2800 Lomb Avenue
Birmingham, AL 35208

Construction Metals,	Pacific Western Bank	*	Payroll**
LLC

DOT	American Bank of Texas	*	Payroll**
(assumed name of	P.O. Box 888
Southeastern Metals	Marble Falls, Texas 78654
MFG. Co., Inc.)

Florence	Commerce Bank	*	Payroll**
727 Poyntz Avenue
Manhattan, KS 66502-0045

Florence	Harris Bank	*	Disbursement **
PO Box 755
Chicago, Il 60690

Florence	Harris Bank	*	Lockbox**
PO Box 755
Chicago, Il 60690

Florence	US Bank	*	Bond Issuance Cost Fund**

United Steel Products	Bank of America	*	Payroll**
Company, Inc.	PO Box 37176
San Francisco, CA 94137-0176

*	Information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission

Depository Institution
Credit Party	& Address	Account Number	Type of Account
Weatherguard	1st State Bank	*	Business account**
(assumed name of K & W Metal Fabricators, LLC)	9718 Giles Road LaVista, NE 68128

Weatherguard	Wells Fargo — SLC	*	Checking**
(assumed name of K & W Metal Fabricators, LLC)	PO Box 6995 Portland, Oregon 97228-6995

Weatherguard	Wells Fargo — Miraloma	*	Checking**
(assumed name of K & W Metal Fabricators, LLC)	PO Box 6995 Portland, Oregon 97228-6995

Weatherguard	Washington Mutual	*	Checking**
(assumed name of K & W Metal Fabricators, LLC)	PO Box Dallas, TX 75266

*	Information has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission

**	Each of these accounts is an Immaterial Deposit Account

EXHIBIT A
ASSETS TO BE SOLD
PROCESSED METAL PRODUCTS DISPOSITION
A substantial portion of the assets of the Borrowers’ Processed Metals Division including (i) the assets of the Borrowers Cleveland Pickling joint venture, (ii) substantially all of the real property and tangible personal property located at the Woodhaven Avenue, Detroit, Michigan facility excluding cash and (iii) substantially all of the tangible personal property located at the Walden Avenue, Cheektowaga, New York facility excluding cash.*
*Up to Twenty-Four Million Dollars ($24,000,000) of accounts receivable may be retained by Borrowers pursuant to the Processed Metal Products Purchase Agreement

E-1